Aquila Funds Trust
Aquila Three Peaks High Income Fund
Aquila Three Peaks Opportunity Growth Fund

Supplement dated October 23, 2018
to the Prospectus and Statement of Additional Information
dated April 25, 2018

The following disclosure supplements any information to the contrary in the Prospectus and Statement of Additional Information:

Same Fund Exchange Privilege

The following disclosure replaces and supersedes the section in the Prospectus titled "Same Fund Exchange Privilege – Class A, C, I and Y Shares" and the section in the Statement of Additional Information titled "Same Fund Exchange Privilege."

Same Fund Exchange Privilege

Certain shareholders may be eligible to exchange their shares for shares of another class. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

Broker-Defined Sales Charge Waiver Policies

The following disclosure supplements the information in the Prospectus under the heading "Broker-Defined Sales Charge Waiver Policies:"

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates ("Raymond James")

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund's prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James
•	Shares purchased in an investment advisory program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James
•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund's prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation
•	Breakpoints as described in this prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

Please retain this supplement for future reference.

AQLAFTPS-1018